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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-294-0607
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

        As previously announced, in March 2008, Tyco Electronics Ltd. ("Tyco Electronics" or the "Company") was authorized by its board of directors to pursue the divestiture of its Radio Frequency Components and Subsystem business, and in May 2008, the Company entered into a definitive agreement to sell the business for $425 million in cash. The Radio Frequency Components and Subsystem business, which formerly was part of the Company's Wireless Systems segment, met the held for sale and discontinued operations criteria and was reflected as such in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2008.

        This Current Report on Form 8-K is being filed to retrospectively adjust the following sections of the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 2007 to reflect the Radio Frequency Components and Subsystem business as a discontinued operation in all periods presented:

  •
  Item 6. Selected Financial Data;

  •
  Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

  •
  Item 8. Financial Statements and Supplementary Data;

        All other items of the Annual Report on Form 10-K for the fiscal year ended September 28, 2007 remain unchanged. This filing does not reflect any subsequent event information or events other than the adjustments to reflect the reclassification of the Radio Frequency Components and Subsystem business to discontinued operations as described above. This Current Report on Form 8-K should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 2007, Quarterly Report on Form 10-Q for the quarterly period ended December 28, 2007, and Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2008, as well as the Company's other filings.

        Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the Company's management and on information currently available to the Company's management. Forward-looking statements include, among others, the information concerning the Company's possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition, and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "should," or the negative of these terms or similar expressions.

        Forward-looking statements involve risks, uncertainties, and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements. The Company does not have any intention or obligation to update forward-looking statements after it files this Current Report on Form 8-K except as required by law.

        The risk factors discussed in "Risk Factors" and other risks identified in the Annual Report on Form 10-K for the fiscal year ended September 28, 2007 and the Company's other filings with the Securities and Exchange Commission including, among others, competition in the electronic components industry, market acceptance of products and innovations, pricing pressure, product life cycles, cyclical industry and economic conditions, raw material costs, consolidation of customers and vendors, and foreign currency exchange rates, could cause the Company's results to differ materially

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from those expressed in forward-looking statements. There may be other risks and uncertainties that the Company is unable to predict at this time or that it currently does not expect to have a material adverse effect on its business.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

  (d)
  Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Updated "Item 6. Selected Financial Data" of the Annual Report on Form 10-K for the fiscal year ended September 28, 2007.
99.2	Updated "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Annual Report on Form 10-K for the fiscal year ended September 28, 2007.
99.3	Updated "Item 8. Financial Statements and Supplementary Data" of the Annual Report on Form 10-K for the fiscal year ended September 28, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
By:	/s/ TERRENCE R. CURTIN Terrence R. Curtin Executive Vice President and Chief Financial Officer (Principal Financial Officer)

        Date: June 27, 2008

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SIGNATURES